Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8608%



        Excess Protection Level
          3 Month Average   4.64%
          July, 1997   4.55%
          June, 1997   4.86%
          May, 1997   4.52%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.06%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,486,155,230.95